UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett TN 38133

(Address of principal executive offices, including zip code)

(901) 302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SURGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 9, 2024, a Nevada corporation (the “Company”), issued an investor presentation. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation is also available on the Company’s website located at www.surgepays.com.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and will not be deemed to be “filed” for any purpose, including for the purposes of Section 18 the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On January 5, 2024, the Company closed on an asset purchase agreement (the “Purchase Agreement”) to acquire ClearLine Mobile, Inc’s. (“ClearLine Mobile”) software development and point-of-sale (“POS”) equipment and operations. The consideration to be paid by the Company for Clearline Mobile’s assets consisted of an upfront payment of One Hundred Thousand U.S. Dollars ($100,000) at the signing of the Purchase Agreement, a payment at closing of the Purchase Agreement of Eight Hundred Thousand U.S. Dollars ($800,000), a payment due 90 days after the closing of an additional Eight Hundred Thousand U.S. Dollars ($800,000), and a final payment due 180 days after the closing of an additional Eight Hundred Thousand U.S. Dollars ($800,000), for a total consideration of Two Million, Five Hundred Thousand U.S. Dollars ($2,500,000).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
99.1	SurgePays, Inc. Investor Presentation (January 2024)
99.2	Press Release Dated January 9, 2024
104	Cover Page Interactive Date (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: January 9, 2024	By:	/s/ Kevin Brian Cox
Kevin Brian Cox
Chief Executive Officer